Income Taxes - Net Deferred Tax Assets (Details) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Deferred tax assets:
Net operating loss carryforwards	$ 33,815	$ 28,056
Research and development credits	4,944	5,081
Capitalized start-up costs/Intangibles	16	19
Accruals and reserves	1,169	705
Property and equipment	82	44
Stock-based compensation	274	197
Total deferred tax assets	40,300	34,102
Less: Valuation allowance	(40,300)	(34,102)
Net deferred tax assets	$ 0	$ 0